UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 31, 2014

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
1800 West Pasewalk Avenue, Suite 200
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company is filing this Current Report on Form 8-K to update certain items in Supertel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 to reflect properties classified as held for sale subsequent to September 30, 2013 as discontinued operations in accordance with FASB Accounting Standards Codification 205-20 Discontinued Operations. Also, certain amounts have been retroactively adjusted herein to reflect the one-for-eight reverse split of the shares of the Company’s common stock effected at 5:00 p.m. Eastern Time on August 14, 2013. These reclassifications and adjustments had no effect on the Company’s reported net income or loss, net income or loss applicable to common shareholders, or funds from operations.

Under requirements of the Securities and Exchange Commission (“SEC”), the classification as discontinued operations required by ASC 205-20 is required for previously issued financial statements for each of the periods presented in the Company’s Form 10-Q for the quarter ended September 30, 2013 if those financial statements are incorporated by reference in certain subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the classification of the properties as held for sale.

Supertel is updating “Item 1- Financial Statements,” “Item 2- Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” and “Item 3 – Quantitative and Qualitative Disclosures about Market Risk” of its Form 10-Q for the quarter ended September 30, 2013. All other information contained in the Company’s Form 10-Q for the quarter ended September 30, 2013 has not been updated or modified. For more recent information since the filing of the Form 10-Q, please see subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.4	Form 10-Q, Item 1. Financial Statements
Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Form 10-Q, Item 3. Quantitative and Qualitative Disclosures about Market Risk

101.3

The following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the quarter ended September 30, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: January 31, 2014	By: /s/ Corrine L. Scarpello
Name: Corrine L. Scarpello
Title: ChTitle: Chief Financial Officer

EXHIBIT INDEX

ExhibitDescription

99.4	Form 10-Q, Item 1. Financial Statements
Form 10-Q, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

101.3

The following materials from the Company’s Current Report on Form 8-K for the financial statements included therein for the quarter ended September 30, 2013, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Cash Flows and (iv) Notes to Consolidated Financial Statements.